AMENDMENT NO. 1 TO REGISTRATION RIGHTS
AGREEMENT



          Amendment No. 1 to Registration
Rights Agreement (this "Amendment No. 1"), dated as of November 10, 1997 by and between The Aegis Consumer Funding Group, Inc., a
Delaware corporation (the "Company"), III
Finance Ltd. ("III"), and The High Risk
Opportunities Hub Fund Ltd. ("Hub" and,
together with III, the "Holders")

                       RECITALS

          WHEREAS, the Company and the
Holders have heretofore entered into a
Registration Rights Agreement dated as of April 30, 1997 (the "Agreement");

          WHEREAS, the Company and Greenwich
Capital Financial Products, Inc. contemplate entering into an agreement (the "Greenwich
Agreement") pursuant to which Greenwich will convert $4,000,000 of the Company's debt held by Greenwich into shares of preferred stock of the Company (the "Preferred Stock");

          WHEREAS, as a condition precedent
to the execution of the Greenwich Agreement, Greenwich requires that the shares of Preferred Stock be granted the same registration rights granted to the Holders under the Agreement;

          WHEREAS, the Holders are desirous
that the Greenwich Agreement be executed and that Greenwich convert the $4,000,000 debt held by it into the Preferred Stock; and

          WHEREAS, the Company and the
Holders, therefore, desire to amend the
Agreement;

          NOW, THEREFORE, for good and
valuable consideration, the receipt and
sufficiency of which are hereby acknowledged, the parties hereto agree that:

1.        Section 10.4 of the Agreement shall
be amended to state in its entirety as
follows:

               10.4      The Company shall
          not grant to any Person, (other
          than a Holder of Registrable
          Securities) any registration
          rights, other then such
          registration rights granted to
          Greenwich Financial Capital
          Products ("Greenwich") pursuant to
          that certain registration rights
          agreement entered into between
          Greenwich and the Company dated
          November 10, 1997 (the "Greenwich
          Agreement"), with respect to
          securities of the Company, or enter
          into any agreement, that would
          entitle the holder thereof to have
          securities owned by it included in
          a Demand Registration unless such
          registration rights provide that in
          the event that the Underwriter of
          any such Demand Registration
          determines that marketing factors
          require a limitation of the number
          of Registrable Securities to be
          underwritten, the Underwriter may
          limit the number of Registrable
          Securities to be included in the
          Demand Registration and
          underwritten public offering such
          that all of the Registrable
          Securities to be sold by any such
          Person shall be excluded and
          withdrawn from such registration
          prior to the exclusion and
          withdrawal of any Registrable
          Securities to be sold by any
          Selling Holder, it being understood
          that if the Holders cause the
          Company to effect a Demand
          Registration and Greenwich seeks to
          include therein Registrable
          Securities (as defined in the
          Greenwich Agreement) held by it,
          any reduction of Registrable
          Securities thereunder and hereunder
          included in such registration based
          on a determination by the
          underwriter will, as between
          Greenwich and the Holders, be borne
          pro rata by them.

2.        As amended by this Amendment No. 1,
the terms and provisions of the Agreement shall remain in full force and effect.

3.        This Amendment No. 1 shall be
governed by and construed in accordance with the laws of the State of Delaware, without giving regard to the conflict of laws principles thereof.

          IN WITNESS WHEREOF, this Amendment
No. 1 has been duly executed by the parties hereto as of the date first written above.

                              THE AEGIS
                              CONSUMER
                              FUNDING GROUP,
                                INC.



                              By:

                                  Name:
William Henle
                                  Title:
Chief Operating Officer

                              III FINANCE
LTD.


                              By:

                                   Name:
David Bree
                                   Title:

                              THE HIGH RISK
OPPORTUNITIES HUB
        FUND LTD.


                              By:

          Name:  David Bree
                                   Title: